UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2026

RITHM PROPERTY TRUST INC.

(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway

New York, NY 10003

(Address of principal executive offices)

Registrant’s telephone number, including area code:

212-850-7770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RPT	New York Stock Exchange
9.875% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RPT.PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

Rithm Property Trust Inc. (the “Company”) is disclosing the following estimated preliminary results of operations for the three and six months ended June 30, 2026:

Estimated Preliminary Unaudited Financial Results for the Three and Six Months ended June 30, 2026

	Three Months Ended	Six Months Ended
(dollars in thousands, except per share data)	June 30, 2026	June 30, 2026
GAAP Comprehensive Income	$79 to $853	$(3,092) to $(2,324)
GAAP Comprehensive Income Per Diluted Share(1)	$0.01 to $0.11	$(0.40) to $(0.30)
Earnings Available for Distribution	$(623) to $151	$(928) to $(160)
Earnings Available for Distribution Per Diluted Share(1)(2)	$(0.08) to $0.02	$(0.12) to $(0.02)

(1) Per diluted common share calculations of U.S. generally accepted accounting principles (“GAAP”) comprehensive income and Earnings Available for Distribution are based on 7,745,779 and 7,684,474 weighted average diluted common shares during the three and six months ended June 30, 2026, respectively.

(2) Earnings Available for Distribution is a non-GAAP measure. For a reconciliation of earnings available for distribution to GAAP comprehensive income, please refer to “Reconciliation of GAAP Comprehensive (Loss)/Income to Earnings Available for Distribution” below.

Book value is expected to be in the range of $235 million to $236 million total and $30.25 to $30.35 per share at June 30, 2026, based on 7,772,564 shares outstanding as of June 30, 2026. A reconciliation of GAAP comprehensive income to earnings available for distribution is set forth below.

The estimated preliminary financial information presented above is preliminary and was prepared by the Company’s management, based upon estimates, a number of assumptions and currently available information, and is subject to revision based upon, among other things, quarter-end closing procedures and/or adjustments, the completion of the Company’s unaudited consolidated interim financial statements and other operational procedures. This preliminary financial information is the responsibility of the Company’s management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the three or six months ended June 30, 2026, and its actual results could be materially different from the estimated preliminary financial information above. The Company’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the estimated preliminary financial information presented above and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

During the course of the preparation of the Company’s financial statements and related notes as of June 30, 2026 and for the three and six months then ended, items may be identified that would require the Company to make material adjustments to this preliminary financial information. As a result, caution should be exercised in relying on this information and any inferences should not be drawn from this information.

The Company expects to report financial results for the three and six months ended June 30, 2026 on or before August 12, 2026.

Non-GAAP Measures and Reconciliation to GAAP Comprehensive Income

The table below provides a reconciliation of earnings available for distribution to the most directly comparable GAAP financial measure:

Estimated Preliminary Financial Results	Three Months Ended June 30, 2026		Six Months Ended June 30, 2026
(dollars in thousands, except share and per share data)	Low	High	Low	High
Comprehensive income — GAAP	$79	$853	$(3,092)	$(2,324)
Adjustments:
Net income (loss) attributable to noncontrolling interest	—	—	—	—
Realized and unrealized gains	(1,007)	(1,007)	886	886
Other adjustments(1)	305	305	1,278	1,278
Earnings Available for Distribution — Non-GAAP	$(623)	$151	$(928)	$(160)
Diluted Weighted Average Number of Shares of Common Stock Outstanding	7,745,779	7,745,779	7,684,474	7,684,474

Diluted Earnings Available for Distribution per common share	$(0.08)	$0.02	$(0.12)	$(0.02)

(1) Other adjustments include amortization, transaction costs, and income taxes.

The reconciliation of estimated preliminary comprehensive income/(loss) to earnings available for distribution results was calculated across the low and high comprehensive income/(loss) ranges based on Rithm Property Trust’s preliminary estimates of the expected base case differences between comprehensive income/(loss) and earnings available for distribution. Similar to the estimated preliminary operating results noted above, Rithm Property Trust’s final reconciliation upon completion of its closing procedures may vary from the preliminary estimates.

The Company has three primary variables that impact its operating performance: (i) net interest margin on assets held within the investment portfolio; (ii) realized and unrealized gains or losses on assets held within the investment portfolio, including any impairment or reserve for expected credit losses; and (iii) the Rithm Property Trust’s operating expenses and taxes.

“Earnings available for distribution” is a non-GAAP financial measure of Rithm Property Trust’s operating performance, which is used by management to evaluate Rithm Property Trust’s performance excluding: (i) net realized and unrealized gains and losses on certain assets and liabilities; and (ii) other net income and losses not related to the performance of the investment portfolio.

The Company’s definition of earnings available for distribution excludes certain realized and unrealized losses, which although they represent a part of Rithm Property Trust’s recurring operations, are subject to significant variability and are generally limited to a potential indicator of future economic performance. Within other net income and losses, management primarily excludes equity-based compensation expenses.

With regard to non-capitalized transaction-related expenses, management does not view these costs as part of Rithm Property Trust’s core operations, as they are considered by management to be similar to realized losses incurred at acquisition. Non-capitalized transaction-related expenses generally relate to legal and valuation service costs, as well as other professional service fees, incurred when Rithm Property Trust acquires certain investments.

Management believes that the adjustments to compute “earnings available for distribution” specified above allow investors and analysts to readily identify and track the operating performance of the assets that form the core of Rithm Property Trust’s activity, assist in comparing the core operating results between periods, and enable investors to evaluate Rithm Property Trust’s current core performance using the same financial measure that management uses to operate the business. Management also utilizes earnings available for distribution as a financial measure in its decision-making process relating to improvements to the underlying fundamental operations of Rithm Property Trust’s investments, as well as the allocation of resources between those investments, and management also relies on earnings available for distribution as an indicator of the results of such decisions. Earnings available for distribution excludes certain recurring items, such as gains and losses (including impairment) and non-capitalized transaction-related expenses, because they are not considered by management to be part of Rithm Property Trust’s core operations for the reasons described herein. As such earnings available for distribution is not intended to reflect all of Rithm Property Trust’s activity and should be considered as only one of the factors used by management in assessing Rithm’s performance, along with GAAP comprehensive income/(loss) which is inclusive of all of Rithm Property Trust’s activities.

The Company views earnings available for distribution as a consistent financial measure of its portfolio’s ability to generate income for distribution to common stockholders. Earnings available for distribution does not represent and should not be considered as a substitute for, or superior to, comprehensive income/(loss) or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and Rithm Property Trust’s calculation of this financial measure may not be comparable to similarly entitled financial measures reported by other companies. Furthermore, to maintain qualification as a REIT, U.S. federal income tax law generally requires that Rithm Property Trust distribute at least 90% of its REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Because Rithm Property Trust views earnings available for distribution as a consistent financial measure of its ability to generate income for distribution to common stockholders, earnings available for distribution is one metric, but not the exclusive metric, that Rithm Property Trust’s board of directors uses to determine the amount, if any, and the payment date of dividends on common stock. However, earnings available for distribution should not be considered as an indication of Rithm Property Trust’s taxable income, a guaranty of its ability to pay dividends or as a proxy for the amount of dividends it may pay, as earnings available for distribution excludes certain items that impact its cash needs.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain information which constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “seek,” “believes,” “intends,” “expects,” “projects,” “anticipates,” “plans” and “future” or similar expressions are intended to identify forward-looking statements. These statements are not historical facts. These forward-looking statements represent management’s current expectations regarding future events and are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings, including the Company’s recent proxy statements, filed with the Securities and Exchange Commission. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 7.01.	Regulation FD Disclosure

The information set forth above in Item 2.02 is incorporated by reference into this Item 7.01.

The Company is providing certain information regarding the Company to investors in connection with the Offering (as defined below), and the Company is disclosing under Item 7.01 of this Current Report on Form 8-K such information in Exhibit 99.1 hereto, which is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 does not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities in the Offering or any other securities of the Company.

The information contained in Item 7.01 and in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01.	Other Events

On July 13, 2026, the Company announced the commencement of a public offering of the Company’s common stock (the “Offering”). An affiliate of Rithm Capital Corp., a Delaware corporation (together with its subsidiaries, “Rithm Capital”) and an affiliate of the manager of the Company, has indicated an interest in purchasing shares of the Company’s common stock and, under certain circumstances, shares of a new class of non-voting convertible preferred stock, in a concurrent private placement transaction (the “Concurrent Private Placement”) at a per-share price equal to the public offering price in the Offering. The closing of any Concurrent Private Placement is expected to be conditioned on and to occur promptly following the closing of the Offering. The Company intends to use the net proceeds from the Offering and Concurrent Private Placement, together with available cash on hand and borrowings under the Company’s master repurchase facility, to acquire a portfolio of multifamily residential transition loans from affiliates of Rithm Capital, and for other investments and general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 8.01, including Exhibit 99.2, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities in the Offering or Concurrent Private Placement, or any other securities of the Company.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description
99.1	Certain information provided to investors in connection with the Offering
99.2	Offering Press Release dated July 13, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RITHM PROPERTY TRUST INC.

By:	/s/ Nicola Santoro, Jr.
	Name:	Nicola Santoro, Jr.
	Title:	Chief Financial Officer

Dated: July 13, 2026